Exhibit 10.29

FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) is made as of the 16th day of November, 2017, by and between GPM INVESTMENTS, LLC, a Delaware limited liability company, GPM SOUTHEAST, LLC, a Delaware limited liability company, GPM1, LLC, a Delaware limited liability company, GPM2, LLC, a Delaware limited liability company, GPM3, LLC, a Delaware limited liability company, GPM4, LLC, a Delaware limited liability company, GPM5, LLC, a Delaware limited liability company, GPM6, LLC, a Delaware limited liability company, GPM8, LLC, a Delaware limited liability company, and GPM9, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, whether one or more, the “Borrower”), VILLAGE PANTRY, LLC, an Indiana limited liability company (“Grantor”; taken together with Borrower, “Obligors” and each an “Obligor”), and M&T BANK, a New York banking corporation (the “Bank”).

RECITALS

WHEREAS, Borrower and Bank entered into that certain Amended, Restated and Consolidated Credit Agreement dated as of December 21, 2016 (as modified or amended from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

WHEREAS, Borrower has sold certain of the Collateral, and Grantor (a Subsidiary of Borrower) is acquiring certain real property and improvements thereon which Obligors desire to add to the Collateral for the Obligations; and

WHEREAS, Obligors and Bank mutually desire to modify and amend the provisions of the Credit Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Obligors and Bank, in consideration of Bank’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Credit Agreement shall be, and the same hereby is, modified and amended as follows:

A. Conditions Precedent to Effectiveness of Modification. This Amendment shall not be effective unless each of the following conditions shall have been satisfied in Bank’s sole discretion or waived by Bank, for whose sole benefit such conditions exist: (a) Obligors shall have executed and delivered this Amendment to Bank; (b) Bank shall have executed this Amendment; and (c) Borrower shall have paid to Bank all fees due and payable in connection with this Amendment, including, without limitation, all administrative expenses, legal fees (including attorneys’ fees) and/or out-of-pocket expenses.

B. Modifications. Upon satisfaction of the foregoing conditions precedent, the Credit Agreement shall be, without further act or deed, modified and amended as follows:

1. Section 1 of the Credit Agreement is hereby modified and amended as follows:

(a)	The definition of “Mortgage” is hereby deleted and restated in its entirety as follows:

“Mortgage” shall mean, individually and collectively, (i) those certain Mortgages and Assignments of Rents and Leases of even date herewith executed by GPM Southeast, as mortgagor, for the benefit of the Bank, encumbering the Li’l Cricket Stores, as modified or amended from time to time, and (ii) that certain Mortgage and Assignment of Rents and Leases dated as of November 16, 2017 executed by Village Pantry, LLC, an Indiana limited liability company (“Village Pantry”), as mortgagor, for the benefit of the Bank, encumbering Store 5515, as modified or amended from time to time.

(b)	The definition of “Subsidiary” or “Subsidiaries” is hereby deleted and restated in its entirety as follows:

“Subsidiary or Subsidiaries” shall mean any corporation or other business entity of which at least fifty percent (50%) of the voting stock or other ownership interest is owned by the Borrower directly or indirectly through one or more Subsidiaries provided, however that GPM 7, LLC and GPM Transportation, LLC shall not be included as a Subsidiary. For the avoidance of doubt, Village Pantry shall be considered a Subsidiary of the Borrower for purposes of this Agreement.

(c)	The definition of “Transaction Documents” is hereby deleted and restated in its entirety as follows:

“Transaction Documents” means this Agreement and all documents, instruments or other agreements by the Borrower and/or Village Pantry in favor of the Bank in connection (directly or indirectly) with the Loan, whether now or hereafter in existence, including promissory notes, security agreements, guaranties and letter of credit reimbursement agreements, and specifically including, without limitation, the Master Covenant Agreement.

2. Section 4 of the Credit Agreement, entitled “Negative Covenants”, is hereby modified and amended by deleting and restating subsection (b) of such section, entitled “Changes in Form”, in its entirety as follows:

Changes In Form. (i) Do business under or otherwise use any name other than its true name or registered or unregistered trade names (including, but not limited to, Fas Mart®, Li’l Cricket, Scotchman and Village Pantry and applicable fuel brands such as BP and Valero), (ii) INTENTIONALLY DELETED, (iii) make any material change in its business, structure, purposes or operations that might have a material adverse effect on the Borrower or any of its Subsidiaries, (iv) permit any change in control of the ownership or operation of the Collateral, or (v) make, terminate or permit to be revoked any election pursuant to Subchapter S of the Internal Revenue Code.

3. Exhibit “A” to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit “A” attached hereto and made a part hereof.

C. Representations and Warranties. Obligors hereby represents and warrants that no Event of Default (as defined in the Credit Agreement) has occurred and is continuing, or would exist with notice or the lapse of time or both, under any of the Transaction Documents, and that all representations and warranties herein and in the other Transaction Documents are true and correct in all material respects.

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Transaction Documents in addition to any other rights and remedies Bank may have under the Credit Agreement or any of the other Transaction Documents.

Each Obligor promises and agrees to pay and perform all of its requirements, conditions and obligations under the terms of the Transaction Documents and the Credit Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Each Obligor expressly agrees that the Transaction Documents and the Credit Agreement are in full force and effect and that it has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Credit Agreement, as amended herein, or in any of the Transaction Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Bank is not providing legal advice or services to Obligors.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGE FOLLOWS]

FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

GPM INVESTMENTS, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer

Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michelle L. Murray
Typed Name of Witness

GPM SOUTHEAST, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
GPM1, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness

FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER (continued):

GPM2, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness

GPM3, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
GPM4, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness

FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER (continued):

GPM5, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
GPM6, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
GPM8, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness

FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER (continued):

GPM9, LLC,
a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
GRANTOR:

VILLAGE PANTRY LLC,
an Indiana limited liability company

By:	/s/ Arie Kotler	(SEAL)	/s/ Ashleigh McDermott	(SEAL)
Name:	Arie Kotler		Signature of Witness
Title:	Chief Executive Officer
Ashleigh McDermott
Typed Name of Witness

By:	/s/ Don Bassell	(SEAL)	/s/ Michele L. Murray	(SEAL)
Name:	Don Bassell		Signature of Witness
Title:	Chief Financial Officer
Michele L. Murray
Typed Name of Witness
BANK:

M&T BANK

By:	/s/ Drake Staniar	(SEAL)
Name:	Drake Staniar
Title:	Vice President

EXHIBIT “A”

Collateral

Store	Address	City/County	Commonwealth/State
3806	3200 Janie Glymph Goree Rd.	Union County	South Carolina
3811	97 N. Church St.	Newberry County	South Carolina
3814	800 Fairview St.	Greenville County	South Carolina
3815	6726 Augusta Road	Greenville County	South Carolina
3821	1013 N. Harper St.	Laurens County	South Carolina
3822	549 John B. White Sr. Blvd.	Spartanburg County	South Carolina
3826	4195 S. Pine St.	Spartanburg County	South Carolina
3830	250 Garner Rd.	Spartanburg County	South Carolina
3837	529 Church St.	Laurens County	South Carolina
3843	1315 Kendall Rd.	Newberry County	South Carolina
3849	1126 Main St.	Union County	South Carolina
3850	715 Howard St.	Spartanburg County	South Carolina
3851	1997 Nazareth Rd.	Spartanburg County	South Carolina
3852	304 South Alabama Ave.	Spartanburg County	South Carolina
3856	100 Middleton Way	Greenville County	South Carolina
3860	5687 Chesnee Hwy.	Spartanburg County	South Carolina
3869	6901 Dorchester Rd.	Charleston County	South Carolina
3874	2751 Magnolia St.	Orangeburg County	South Carolina
3876	450 Meeting St.	Lexington County	South Carolina
3885	1107 North Jefferies Blvd.	Colleton County	South Carolina
3886	17 Tecklenburg Ln.	Calhoun County	South Carolina
3887	2267 Homestead Rd.	Orangeburg County	South Carolina
3888	703 Wichman St.	Colleton County	South Carolina
55	2600 East Main St	Richmond City	Virginia
58	4454 John Tyler Highway	Williamsburg City; James City County	Virginia
90	442 North Main Street	Lancaster County	Virginia
91	2896 Northumberland Highway	Northumberland County	Virginia
92	6010 Mary Ball Highway	Lancaster County	Virginia
93	2009 Buckley Hall Road	Mathews County	Virginia
94	901 McKinney Boulevard	Westmoreland County	Virginia
409	1136 Old Airport Rd	Bristol City	Virginia
471	1287 Highway 11 West	Sullivan County	Tennessee
5515	4900 East Jackson Street	Delaware County	Indiana